UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On September 20, 2017, Pershing Square Capital Management, L.P. and certain affiliates launched a YouTube page relating to Automatic Data Processing, Inc. located at https://www.youtube.com/channel/UCF9Wk_qeq_NEkpUJinjFNeg (the “YouTube Page”). Copies of the material posted to the YouTube Page, including a transcript of a video entitled “How You Can Help Unlock ADP’s Potential”, which may also be posted to www.ADPascending.com, are below:

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Proxy MateriaL

Pershing Square Capital Management, L.P. and certain of its affiliated funds (collectively, “Pershing Square”] have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the 2017 annual meeting of stockholders (the “Annual Meeting”] of Automatic Data Processing, Inc. (“ADP”J and the eLection of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are aLso available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 WaLl Street, 22nd Floor, New York, New York 10005 (Call Collect:

(212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADPIddfking.com.

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How You Can Help Unlock ADP’s Potential

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William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square Capital Management. L.P., PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed ‘participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square Capital. Management, L.P. and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initia[ly filed with the SEC on August 7, 2017 (the “ScheduLe 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting.

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How You Can Help Unlock ADP’s Potential

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How You Can Help Unlock ADP’s Potential

Published on Sep 20, 2017

ADP has an incredible opportunity to become a better business through transformational change. Retail investors, as the company’s largest collective shareholder, have an important role to play in the long-term future of the company. Get the facts and learn more about how you can VOTE GOLD to help ADP achieve its full potential http://adpascending.com/

William Ackman: Hi, I’m Bill Ackman, the CEO of Pershing Square. We are a major shareholder of ADP, and we’re running a proxy contest to put three directors on the board of the company. We’re reaching out to you as a retail investor because retail investors are major shareholders of ADP, owning 28% of the company. The result is that your vote will really decide this election. Why are we running a proxy contest at ADP? The answer is while this is a great company, a company founded in 1949, a company that was really an innovative business and over time became a very dominant company in the payroll industry, but over the last decade or so, ADP has really lost its way in terms of its market position. It’s allowed some competitors to enter the business, its costs have really spiraled out of control, and the business has become less efficient than it should be and more nimble competitors are eating away at ADP’s market share. As a result, we’re seeking to add three directors to the board, directors who bring expertise in efficiency and cost control, and really to send a message from shareholders that shareholders are not happy, ultimately, with the status quo, and they’d like to see a better and more improved company. We’ll be getting in touch with you over the next several weeks with additional updates to tell you about our plans for the company. We are not seeking control of the company. We are seeking to add only three directors to a ten-person board. At the end of the day, the full board will decide the future of the company, but with a mandate from shareholders with support from the retail investor community, we’re going to work very hard to maximize the value of your investment over the long-term. We have a multi-billion dollar investment in the company. We intend to be a long-term shareholder. This will add a significant shareholder to the board for the first time in the company since the founder stepped off years ago. We look forward to speaking to you in the future. You will receive a gold proxy card from us in the mail. Please vote that card in favor of the nominees for ADP’s transformation, and we will do our best to make this the best company it can be. Thank you.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com.

William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.